UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019 (February 4, 2019)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

⃞

Item 1.01.	Entry into a Material Definitive Agreement.

On February 4, 2019, Molina Healthcare, Inc. (the “Company”) entered into a Master Services Agreement (the “Agreement”) with Infosys Limited (“Infosys”). Pursuant to the Agreement, Infosys will manage Molina’s information technology (“IT Infrastructure”) by providing, among other things, the following IT Infrastructure services: information technology operations, end-user services, and data centers (collectively, the “Infrastructure Services”).

As the Infrastructure Services currently performed by the Company are transitioned to Infosys, the Company expects to eliminate certain positions in its information technology group.  Some of the employees in the Company’s information technology group may become employees of Infosys.

The initial term of the Agreement is three years, commencing on February 4, 2019.  The Company has the right to extend the Agreement for up to two additional renewal terms of one year each.

The Company will pay Infosys for the Infrastructure Services based on fixed charges specified in the Agreement for in-scope resource units, with charges fluctuating based on the Company’s actual consumption of such services.  In the event the Company requests that Infosys undertake additional projects related to information technology services not included in the Agreement, those projects would be subject to charges to be agreed upon by the parties.

A segment of the Infrastructure Services will be provided on the Company’s premises, while other portions of the Infrastructure Services will be performed at Infosys facilities.  Infosys will provide the Company with services required to migrate those IT infrastructure operations that will be performed at Infosys facilities.

To protect the Company’s expectations regarding Infosys’ performance, the Agreement has minimum service levels that Infosys must meet or exceed.

The Company retains the right to terminate the Agreement, in whole or in part, for, among other things, cause, convenience, and, if certain criteria are met, a change in the control of Infosys.  However, the Company will be required to pay varying termination charges if it terminates the Agreement for certain reasons other than for cause.  Depending upon the circumstances of the termination, the termination charge may be material.

In the event of an expiration of the Agreement or upon termination of the Agreement for any reason, the Company has the right to obtain disengagement assistance from Infosys to facilitate the transition of the Infrastructure Services from Infosys to another supplier or back to the Company itself.  The Company would be required to pay for any disengagement assistance based on a combination of pre-determined charges and hourly fees for services for which there is no pre-determined charge.

Since 2008, Infosys has provided, and may provide in the future, services to the Company under separate agreements.  These historical Infosys services included providing outside labor in a variety of roles specific to information technology services (development; project management; engineering; and analysis).  Some of these historical services are included in the services that will now be provided by Infosys under the Agreement.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.  Portions of the Agreement may be omitted in accordance with a request for confidential treatment that the Company expects to submit to the Securities and Exchange Commission.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains “forward-looking statements” regarding the entry by the Company into an agreement with Infosys to manage the Company’s information technology infrastructure functions.  All forward-looking statements are based on current expectations that are subject to numerous risk factors that could cause actual results to differ materially.  Such risk factors include, without limitation:

  the parties devote the resources necessary to efficiently, effectively, and successfully carry out the transition of the Company’s IT Infrastructure activities to Infosys in a coordinated and timely manner, including securely transferring information and data between the parties, and that any delays in the start of the Infrastructure Services do not materially impact the amount of the intended cost savings and other intended benefits of the Infosys transaction;
  Infosys performs contracted functions and services in a timely, satisfactory and compliant manner, including with respect to data security, and any failures do not result in regulatory enforcement actions, threaten the security and confidentiality of the Company’s information and data, or result in claims by members and providers against the Company;
  the contractual remedies and indemnification obligations for Infosys’ failures fully compensate the Company for any losses suffered as a result of Infosys’ failure to satisfy their obligations to the Company;
  changes in Infosys’ operations, security posture or vulnerabilities, financial condition, or other matters outside of the Company’s control do not adversely affect the provision of Infrastructure Services to the Company;
  the Company reduces administrative expenses and improves the reliability of its IT functions through the Infosys transaction while maintaining targeted levels of service and operating performance;
  the Company successfully recognizes the intended cost savings and other intended benefits of the Infosys transaction; and
  the Company is able to replace the services provided by Infosys in a timely manner and on favorable terms and conditions upon expiration or termination of the Agreement.

Additional information regarding the risk factors to which we are subject is provided in greater detail in our periodic reports and filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K.  These reports can be accessed under the investor relations tab of our website or on the SEC’s website at sec.gov.  Given these risks and uncertainties, we cannot give assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements.  All forward-looking statements in this Current Report represent our judgment as of the date hereof, and we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations that occur after the date of this Current Report.

Item 7.01.	Regulation FD Disclosure.

On February 6, 2019, the Company issued a press release announcing its entry into the Agreement with Infosys.  A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:
Exhibit
No.	Description
99.1	Press release dated February 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	February 6, 2019	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated February 6, 2019.